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                                  EXHIBIT 10.26

                          ELEPHANT & CASTLE GROUP INC.
                                 LEASE ABSTRACT

1.     PROJECT             CLUB QUARTERS HOTEL, SAN FRANCSICO, CALIFORNIA

2.     TENANT              BC Restaurants, LLC

3.     STORE AREA          Approx 5,500 sf, excluding conference rooms

4.     TRADE NAME          Elephant & Castle Pub Restaurant

5.     USE                 Operation of a full service casual dining restaurant,
                           additionally providing services in both club, meeting and conference space(s) of hotel premises

6.     TERM                10 years

7.     TERM START          March 26, 2003
       DATE

8.     TERM EXPIRY         February 28, 2013
       DATE

9.     MINIMUM RENT        Nil, exclusive of CAM, Taxes and insurance


10.    EXTENSION           None
       PERIODS

11.    PERCENTAGE          5% of Gross Proceeds from Banquet Services & guest
                           rooms

12.    PREPAID RENT        Nil

13.    SECURITY
       DEPOSIT             None

14.    INITIAL PRO-        Nil
       MOTION CHARGE

15.    FIXTURING           Nil
       PERIOD

16.    LANDLORD            Battery & Clay Associates, LLC
       ADDRESS             C/O Masterworks Development Corporation
                           555 Fifth Avenue, New York, NY   10036

17.    GUARANTOR           None

18.    PROPERTY
       MANAGER             Nil

19.    LANDLORD TENANT     Landlord to construct and fit out the premises
       ALLOWANCE